EGA EMERGING GLOBAL SHARES TRUST

Supplement dated March 20, 2013 to the Statement of Additional Information
dated October 3, 2012, as revised October 25, 2012 for

EGShares Emerging Markets Core ETF

EGShares Emerging Markets Core Dividend ETF

EGShares Emerging Markets Core Balanced ETF

(the “Funds”)

The following supplements the information included in the Funds’ Statement of Additional Information.

Information in the creation/redemption transaction fee table relating to the Fund under the heading “CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS – Creation Transaction Fee” is replaced in its entirety with the following:

Fund	Standard Creation/Redemption Transaction Fee	Maximum Creation/Redemption Transaction Fee
EGShares Emerging Markets Core ETF	$2,500	$5,000
EGShares Emerging Markets Core Dividend ETF	$3,000	$5,000
EGShares Emerging Markets Core Balanced ETF	$3,000	$5,000